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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    Form 8-K
                                 Current Report

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                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 April 22, 2005

                Date of Report (Date of earliest event reported)


                       FNB FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)


                       Commission file number : 000-13086

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             North Carolina                              56-1382275
        (State of incorporation)            (I.R.S. Employer Identification No.)

   1501 Highwoods Boulevard, Suite 400
       Greensboro, North Carolina                          27410
(Address of principal executive offices)                 (Zip Code)


                                 (336) 369-0900
              (Registrant's telephone number, including area code)

                           This Form 8-K has 3 pages.
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ITEM 2.02:     Results of Operations and Financial Condition

     The purpose of this Current Report on Form 8-K is to file FNB Financial Services Corporation's press release announcing a five-for-four stock split.

ITEM 9.01(c):  Exhibit

     Exhibit 99.1 Press Release issued April 22, 2005

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                                S I G N A T U R E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FNB FINANCIAL SERVICES CORPORATION
                                                          (Registrant)

                                                   By:/s/ MICHAEL W. SHELTON

                                                        Michael W. Shelton
                                                     Senior Vice President and
                                                      Chief Financial Officer
Date: April 27, 2005